Exhibit 10.2
Prepared by:
Paul Kippley, Attorney at Law, ISBA #8317, 110 North Marshall Street, Post Office Box 549, Rock Rapids, IA
51246, 712-472-2567

EXTENSION OF OPTION TO PURCHASE
     This Agreement is between Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, Trent L. Knoblock and Heather M. Knoblock, husband and wife, Troy J. Knoblock and Donna M. Knoblock, husband and wife, and Travis R. Knoblock and Kathy S. Knoblock, husband and wife, hereinafter referred to as First Parties and Victory Renewable Fuels LLC, hereafter referred to as Second Party:
     WHEREAS, the Parties entered into an Option to Purchase on the following described real estate:
That part of the Southwest Quarter (SW 1/4) of Section Twenty (20), lying West of the Great Northern Railroad Right-of-Way in Township Ninety-nine (99) North,
Range Forty-six (46) West of the 5th P.M., Lyon County, Iowa.
and
     WHEREAS, the Parties desire to extend said Option to Purchase.
     IT IS AGREED as follows:
1.	The Option shall be extended until July 1, 2007 unless extended in writing by the parties.

2.	All other terms shall remain the same.

3.	The Parties agree to execute a Memorandum of this Agreement to be recorded.
Dated this 29 day of December, 2006.

/s/ Thadd D. Knoblock	/s/ Wendy S. Knoblock

Thadd D. Knoblock	Wendy S. Knoblock

/s/ Trent L. Knoblock	/s/ Heather M. Knoblock

Trent L. Knoblock	Heather M. Knoblock

/s/ Troy J. Knoblock	/s/ Donna M. Knoblock

Troy J. Knoblock	Donna M. Knoblock

/s/ Travis R. Knoblock	/s/ Kathy S. Knoblock

Travis R. Knoblock	Kathy S. Knoblock
FIRST PARTIES

VICTORY RENEWABLE FUELS LLC

BY:	/s/ Allen L. Blauwet

	Its	Pres.

BY:

Its

SECOND PARTY
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Trent L. Knoblock and Heather M. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]

STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Troy J. Knoblock and Donna M. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Travis R. Knoblock and Kathy S. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Allen L. Blauwet and                 to me personally known, who being by me duly sworn [Handwritten: affirmed] did say that the persons are President and                 acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company, by it voluntarily executed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]

Prepared by: Paul Kippley, 110 N. Marshall St., Rock Rapids, IA 51246 (712) 472-2567
MEMORANDUM OF OPTION TO PURCHASE
     An Extension of Option to Purchase has been granted to Victory Renewable Fuels, LLC, from Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, Trent L. Knoblock and Heather M. Knoblock, husband and wife, Troy J. Knoblock and Donna M. Knoblock, husband and wife, and Travis R. Knoblock and Kathy S. Knoblock, husband and wife, for the following described real estate:
That part of the Southwest Quarter (SW 1/4) of Section Twenty (20), lying West of the
Great Northern Railroad Right-of-Way in Township Ninety-Nine (99) North, Range Forty-
Six (46) West of the 5th P.M., Lyon County, Iowa.
A copy of the Option to Acquire can be obtained from Victory Renewable Fuels, LLC.
     This Option automatically lapses on July 1, 2007 unless extended in writing by the parties. If extended a Memorandum to that effect shall be recorded.
     Dated this 29 day of Dec., 2006.

/s/ Thadd D. Knoblock	/s/ Wendy S. Knoblock

Thadd D. Knoblock	Wendy S. Knoblock

/s/ Trent L. Knoblock	/s/ Heather M. Knoblock

Trent L. Knoblock	Heather M. Knoblock

/s/ Troy J. Knoblock	/s/ Donna M. Knoblock

Troy J. Knoblock	Donna M. Knoblock

/s/ Travis R. Knoblock	/s/ Kathy S. Knoblock

Travis R. Knoblock	Kathy S. Knoblock

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STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Trent L. Knoblock and Heather M. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Troy J. Knoblock and Donna M. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 29 of December, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Travis R. Knoblock and Kathy S. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: MERLIN MEYER]
[Commission Number 713856]	/s/ Merlin Meyer

[MY COMMISSION EXPIRES]	NOTARY PUBLIC
[NOVEMBER 30, 2007]

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